Exhibit 10.1
EXECUTION COPY
          SECOND AMENDMENT, dated as of May 12, 2009 (this “Second Amendment”), to the Amended and Restated Credit Agreement, dated as of January 12, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Liz Claiborne, Inc., Mexx Europe B.V., Liz Claiborne Canada Inc., the other Loan Parties from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A. and SunTrust Bank, as Syndication Agents, and Wachovia Bank, National Association, as Documentation Agent.
W I T N E S S E T H :
          WHEREAS, the Borrowers, the Lenders, the Syndication Agents, the Documentation Agent, the Administrative Agent, the European Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement;
          WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as set forth herein; and
          WHEREAS, the Lenders have consented to the requested amendments as set forth herein;
          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.
     2. Amendments to Section 1.01 (Defined Terms). (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in alphabetical order the following new definitions:
          “Increased Reporting Period” means the period commencing on May 16, 2009 and ending July 31, 2010.
          “Required Availability Amount” means $90,000,000 (or, on any date (x) on or after October 4, 2009 and prior to December 6, 2009, $75,000,000 and (y) on or after December 15, 2009 and prior to January 30, 2010, $120,000,000).
          “Second Amendment” means the Second Amendment, dated as of May 12, 2009, to this Agreement.
          “Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

          (b) The definition of “Adjusted LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the definition contained therein in its entirety and substituting in lieu thereof the following new definition:
          “Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to the greater of (1) (a) (i) the LIBO Rate for such Interest Period multiplied (if applicable) by (ii) the Statutory Reserve Rate, plus (b) the Mandatory Cost (in each case, rounded upwards, if necessary, to the next 1/16 of 1%) and (2) 1.50%.
          (c) The definition of “Applicable Spread” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the words “Category 4” contained therein and inserting in lieu thereof the words “Category 2”, (ii) deleting the words “Category 3” contained therein and inserting in lieu thereof the words “Category 1” and (iii) deleting the pricing grid contained therein and substituting in lieu thereof the following new pricing grid:

			Canadian		Overnight
Average Aggregate	ABR	Eurocurrency	Prime	Acceptance	LIBO
Availability	Spread	Spread	Spread	Fee	Spread
Category 1 >$150,000,000	5.00%	5.00%	5.00%	5.00%	5.00%
Category 2 ≤ $150,000,000	5.25%	5.25%	5.25%	5.25%	5.25%
          (d) The definition of “Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “(net of any income tax refund received, but in no event less than zero)” immediately following the words “plus income taxes paid in cash” in the second line thereof;
          (e) The definition of “Full Cash Dominion Period” in Section 1.01 of the Credit Agreement is hereby amended by deleting the definition contained therein in its entirety and substituting in lieu thereof the following new definition:
          “Full Cash Dominion Period” means (i) at any time prior to the Second Amendment Effective Date, any Level 1 Minimum Aggregate Availability Period (provided that a Full Cash Dominion Period may be discontinued no more than twice in any period of twelve consecutive months) and (ii) any period commencing on or after the Second Amendment Effective Date.
     3. Amendment to Section 5.01 (Financial Statements; Borrowing Base and Other Information). (a) Clause (g) of Section 5.01 of the Credit Agreement is hereby amended by inserting the words “or during the Increased Reporting Period” immediately following the words “Level 1 Minimum Aggregate Availability Period” in the fourth line thereof.
     (b) Clause (h) of Section 5.01 of the Credit Agreement is hereby amended by inserting the words “or during the Increased Reporting Period” immediately following the words “Level 1 Minimum Aggregate Availability Period” in the fourth line thereof.
     4. Amendment to Section 6.01 (Indebtedness). Section 6.01(i) of the Credit Agreement is hereby amended by adding the following words at the end of the parenthetical contained therein, immediately before the “)”:

     “(such determination to be made without giving effect to the proviso set forth at the end of Section 6.16)”
     5. Amendment to Section 6.16 (Fixed Charge Coverage Ratio). Section 6.16 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.16 shall be substituted in lieu thereof:
          “6.16 Fixed Charge Coverage Ratio. The Loan Parties will not permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal month, for any Test Period ending during any period set forth below to be less than the ratio set forth below opposite such period:

Period	Fixed Charge Coverage Ratio
The Effective Date through July 3, 2010	1.25 to 1.00

July 4, 2010 and thereafter	1.50 to 1.00
          ; provided however, that for any Test Period ending on or after May 2, 2009 and prior to July 31, 2010, the provisions of this Section 6.16 shall only be applicable if the Aggregate Availability for two consecutive days is less than the Required Availability Amount.”
     6. Amendment to Section 6 (Negative Covenants). Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.17 at the end thereof:
     “SECTION 6.17 Minimum Aggregate Availability. The Loan Parties will not permit the Aggregate Availability at any time to be less than $50,000,000 (or, on any date on or after October 4, 2009 and prior to December 6, 2009, $45,000,000).”
     7. Amendment to Section 1.01 (Defined Terms). Clause (h) of the definition of “US Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “on or prior to October 31, 2009,” contained therein.
     8. Representations and Warranties. The Borrowers hereby represent that as of the Second Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.
     9. Effectiveness of Amendment. This Second Amendment shall become effective on and as of the date (such date the “Second Amendment Effective Date”) of satisfaction of the following conditions:
          (a) execution and delivery of this Second Amendment by the Borrowers, the Administrative Agent and the Required Lenders;
          (b) receipt by the Administrative Agent of an amendment fee for the account of each Lender consenting to this Second Amendment by 5:00 P.M. (New York City time) on May 12, 2009, in an amount equal to 0.50% of such Lender’s Commitment;

          (c) receipt by the Administrative Agent of all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel);
          (d) solely with respect to the amendment set forth in clause 7 above, execution and delivery of this Second Amendment by the Supermajority Lenders.
     10. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     11. Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.
     12. Counterparts. This Second Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
     13. Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     14. Integration. This Second Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     15. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS

LIZ CLAIBORNE, INC.

By Name:	/s/ Nicholas Rubino Nicholas Rubino
Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary

LIZ CLAIBORNE CANADA, INC.

By Name:	/s/ Nicholas Rubino Nicholas Rubino
Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary

MEXX EUROPE B.V.

By Name:	/s/Gerard Berghuis Gerard Berghuis
Title:	Director
SIGNATURE PAGE TO THE SECOND AMENDMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and Lender

By Name:	/s/ Donna M. Di Forio Donna M. DiForio
Title:	Vice President
SIGNATURE PAGE TO THE SECOND AMENDMENT

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent

By Name:	/s/ Tim Jacob Tim Jacob
Title:	Senior Vice President
SIGNATURE PAGE TO THE SECOND AMENDMENT

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent

By Name:	/s/ Dan Howat Dan Howat
Title:	Senior Vice President
SIGNATURE PAGE TO THE SECOND AMENDMENT

BANK OF AMERICA, N.A., as Lender

By Name:	/s/ Christine Hutchinson Christine Hutchinson
Title:	Principal
SIGNATURE PAGE TO THE SECOND AMENDMENT

BANK OF AMERICA, N.A., as Lender

By Name:	/s/ Bernisi Morrin Bernisi Morrin
Title:	Vice President Operations Manager
GCIB Credit Services Business Capital Europe
SIGNATURE PAGE TO THE SECOND AMENDMENT

BANK OF AMERICA, N. A. (Canada branch), as Lender

By Name:	/s/ Medina Sales de Andrade Medina Sales de Andrade
Title:	Vice President
SIGNATURE PAGE TO THE SECOND AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By Name:	/s/ Susan T. Gallagher Susan T. Gallagher
Title:	Director
SIGNATURE PAGE TO THE SECOND AMENDMENT

SunTrust Bank, as Lender

By Name:	/s/ Patrick Wiggins Patrick Wiggins
Title:	Vice President
SIGNATURE PAGE TO THE SECOND AMENDMENT

HSBC Business Credit (USA) Inc., as Lender

By	/s/ Kysha Pierre-Louis
Name:	Kysha Pierre-Louis
Title:	Vice President
SIGNATURE PAGE TO THE SECOND AMENDMENT

THE BANK OF NEW YORK MELLON, as Lender

By	/s/ Philip Falivene
Name:	Philip Falivene
Title:	Managing Director
SIGNATURE PAGE TO THE SECOND AMENDMENT

CITIBANK, N.A., as Lender

By	/s/ Thomas Halsch
Name:	Thomas Halsch
Title:	Vice President
SIGNATURE PAGE TO THE SECOND AMENDMENT